AGS-PRO-1-S 050714

Statutory Prospectus Supplement dated May 7, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class S shares of the Funds listed below:

Invesco Conservative Allocation Fund

Invesco Growth Allocation Fund

Invesco Moderate Allocation Fund

The following information replaces in its entirety the fee table appearing under the heading “Fund Summaries – Invesco Conservative Allocation Fund - Fees and Expenses of the Fund”:

“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class:	S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class:	S
Management Fees		None
Distribution and/or Service (12b-1) Fees		0.15%
Other Expenses		0.25
Acquired Fund Fees and Expenses		0.60
Total Annual Fund Operating Expenses		1.00	”

AGS-PRO-1-S 050714

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